POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                       REGISTRATION STATEMENT ON FORM S-3
                           "SCHEDULED ANNUITY MANAGER"


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


February 2, 2000
Date



/s/ THOMAS J. WILSON, II
---------------------------------
Thomas J. Wilson, II
Director, President, and Chief Operating Officer
(Principal Executive Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                       REGISTRATION STATEMENT ON FORM S-3
                           "SCHEDULED ANNUITY MANAGER"


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


February 2, 2000
Date



/s/ JOHN R. HUNTER
---------------------------------
John R. Hunter
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                       REGISTRATION STATEMENT ON FORM S-3
                           "SCHEDULED ANNUITY MANAGER"


         Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


February 2, 2000
Date



/s/ KEVIN R. SLAWIN
---------------------------------
Kevin R. Slawin
Director and Vice President
(Principal Financial Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                       REGISTRATION STATEMENT ON FORM S-3
                           "SCHEDULED ANNUITY MANAGER"


         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


February 2, 2000
Date



/s/ CASEY J. SYLLA
---------------------------------
Casey J. Sylla
Director and Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                        NORTHBROOK LIFE INSURANCE COMPANY
                       REGISTRATION STATEMENT ON FORM S-3
                           "SCHEDULED ANNUITY MANAGER"


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Northbrook Life Insurance Company and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


February 2, 2000
Date



/s/ SAMUEL H. PILCH
---------------------------------
Samuel H. Pilch
Controller
(Principal Accounting Officer)